EXHIBIT 99.2

SCHEDULE II

The following documents (hereinafter collectively referred to as the “N826DN Documents”) have been filed: (a) Participation Agreement (N826DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein (filed as Exhibit 4.10) and (b) Indenture and Security Agreement (N826DN), dated as of March 12, 2020, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee (filed as Exhibit 4.11).

The corresponding documents with respect to the other Boeing 737-932ER Aircraft listed below are substantially identical in all material respects to the N826DN Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of the aircraft (i.e., N827DN, N828DN, N829DN, N830DN, N831DN, N832DN, N834DN, N835DN, N836DN, N837DN, N838DN, N839DN, N840DN, N841DN, N851DN, N852DN, N853DN, N854DN, N855DN, N856DN and N857DZ) and the appropriate manufacturer’s serial number of the airframe (i.e., 31938, 31939, 31941, 31940, 31942, 31943, 31946, 31945, 31947, 31948, 31949, 31950, 31951, 31952, 31962, 31963, 31964, 31965, 31966, 31967 and 31968); and (2) the descriptions, including original principal amount and amortization profile, of the equipment notes set forth in, as applicable, Schedule I to the Participation Agreement and Schedule I to the Indenture differ.

1.	(N827DN)

(a)

Participation Agreement (N827DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N827DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

2.	(N828DN)

(a)

Participation Agreement (N828DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N828DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

3.	(N829DN)

(a)

Participation Agreement (N829DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N829DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

4.	(N830DN)

(a)

Participation Agreement (N830DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N830DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

5.	(N831DN)

(a)

Participation Agreement (N831DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N831DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

6.	(N832DN)

(a)

Participation Agreement (N832DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N832DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

7.	(N834DN)

(a)

Participation Agreement (N834DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N834DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

8.	(N835DN)

(a)

Participation Agreement (N835DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N835DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

9.	(N836DN)

(a)

Participation Agreement (N836DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N836DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

10.	(N837DN)

(a)

Participation Agreement (N837DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N837DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

11.	(N838DN)

(a)

Participation Agreement (N838DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N838DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

12.	(N839DN)

(a)

Participation Agreement (N839DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N839DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

13.	(N840DN)

(a)

Participation Agreement (N840DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N840DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

14.	(N841DN)

(a)

Participation Agreement (N841DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N841DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

15.	(N851DN)

(a)

Participation Agreement (N851DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N851DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

16.	(N852DN)

(a)

Participation Agreement (N852DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N852DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

17.	(N853DN)

(a)

Participation Agreement (N853DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N853DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

18.	(N854DN)

(a)

Participation Agreement (N854DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N854DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

19.	(N855DN)

(a)

Participation Agreement (N855DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N855DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

20.	(N856DN)

(a)

Participation Agreement (N856DN), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N856DN), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

21.	(N857DZ)

(a)

Participation Agreement (N857DZ), dated as of March 12, 2020, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N857DZ), dated as of March 12, 2020, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee